Exhibit 10.28
MODIFICATION NUMBER ONE
TO PROMISSORY NOTE AND LOAN AGREEMENT
eResearchtechnology, Inc.
a/k/a eResearch Technology, Inc.
1818 Market Street, Suite 1000
Philadelphia, Pennsylvania 19103-3638
eRT Investment Corporation
1105 N. Market Street, Suite 1300
Wilmington, Delaware 19801
eRT Tech Corporation
1105 N. Market Street, Suite 1300
Wilmington, Delaware 19801
(Individually and collectively, “Borrower”)
Wachovia Bank, National Association
Philadelphia, Pennsylvania 19109
(Hereinafter referred to as “Bank”)
THIS AGREEMENT is entered into as of May 19, 2009 by and between Bank and Borrower.
RECITALS
Bank is the holder of a Promissory Note, as modified from time to time, executed and delivered by Borrower, dated June 26, 2008, in the original principal amount of $3,000,000.00 (the “Note”); and certain other loan documents, including without limitation, a Loan Agreement, dated June 26, 2008 (the “Loan Agreement”);
Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement.
In consideration of Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:
AGREEMENT
ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.
MODIFICATIONS.
1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:
REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on June 1, 2009, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on June 1, 2010.

WPCI915678XXXX001	CDCNOTEXXX

2. The section entitled LETTER OF CREDIT of the Note or Loan Agreement is hereby deleted and the following is substituted in its place and stead:
LETTERS OF CREDIT. Upon the request of Borrower, Bank shall issue standby Letters of Credit, provided, the aggregate amount available to be drawn under all standby Letters of Credit plus the aggregate amount of unreimbursed drawings under all standby Letters of Credit at any one time does not exceed $3,000,000.00, and further provided, no standby Letter of Credit shall expire more than 365 days after the date it is issued. Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal balance of Advances (as defined in the line of credit Promissory Note in the amount of $3,000,000.00, of even date herewith) plus the aggregate amount available to be drawn under all Letters of Credit plus the aggregate amount of unreimbursed drawings under all Letters of Credit at any one time shall not exceed $3,000,000.00. The Letters of Credit are to be used by Borrower solely to support working capital. Bank’s obligation to issue Letters of Credit shall terminate if Borrower is in default (however denominated) under the Note or the other Loan Documents, or in any case, if not sooner terminated, on June 1, 2010 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank.
ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.
MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE lN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Telephone Communication Monitoring. Borrower agrees that Borrower’s telephone communications with Bank may be monitored and/or recorded to improve customer service and security. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements of the parties. There are no unwritten agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.
IN WITNESS WHEREOF, the undersigned have duly signed and sealed this Agreement the day and year first above written.

eResearchtechnology, Inc.
By:	/s/ Steven M. Eisenstein	(SEAL)
Steven M. Eisenstein, Vice President and Controller

eRT Investment Corporation
By:	/s/ Steven M. Eisenstein	(SEAL)
Steven M. Eisenstein, Vice President

eRT Tech Corporation
By:	/s/ Steven M. Eisenstein	(SEAL)
Steven M. Eisenstein, Vice President

Wachovia Bank, National Association
By:	/s/ Kenneth W. Smith	(SEAL)
Kenneth W. Smith, Vice President
Tracking #: 1265864
CAT — Deal # 1117202 Facility ID 915678